Investor Presentation March 2017

Forward-Looking Statements This presentation has been prepared by Xenia Hotels & Resorts, Inc. (the “Company” or “Xenia”) solely for informational purposes. This presentation contains, and our responses to various questions from investors may include, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies and financial performance, the amount and timing of future cash distributions, our lodging portfolio, and our prospects and future events. Such statements involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” “forecasts,” “guidance,” “project” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the U.S. Securities and Exchange Commission (“SEC”). These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. On February 3, 2015, Xenia was spun off from InvenTrust Properties Corp. (“InvenTrust”). Prior to the separation, the Company effectuated certain reorganization transactions which were designed to consolidate the ownership of its hotels into its operating partnership, consolidate its TRS lessees in its TRS, facilitate its separation from InvenTrust, and enable the Company to qualify as a REIT for federal income tax purposes. Unless otherwise indicated or the context otherwise requires, all financial and operating data herein reflect the operations of the Company after giving effect to the reorganization transactions, the disposition of other hotels previously owned by the Company, and the spin-off. Xenia Hotels & Resorts® and related trademarks, trade names and service marks of Xenia appearing in this presentation are the property of Xenia. Unless otherwise noted, all other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners, including but not limited to Marriott International, Inc., Kimpton, Hyatt Hotels Corporation, Aston, Fairmont, Hilton Worldwide Holdings Inc., and Loews, or their respective parents, subsidiaries or affiliates. None of the owners of these trademarks, their respective parents, subsidiaries or affiliates or any of their respective officers, directors, members, managers, shareholders, owners, agents or employees, has any responsibility for the creation or contents of this presentation. This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company. Unless as specifically noted otherwise, all information is as of February 28, 2017. 1

Company Overview

- Primarily Located in Top 25 Lodging Markets and Key Leisure Destinations
- Premium Full Service, Lifestyle and Urban Upscale Mix
- Approximately 80% Luxury and Upper Upscale Hotels
- Primarily Branded Hotels

42	10,911	20	30
HOTELS	ROOMS	STATES & DC	MARKETS



Aston Waikiki Beach Hotel



RiverPlace Hotel



Westin Houston Galleria



WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
CO
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME
MA
CT
RI
NJ
DE
MD
DC
HI



Renaissance Austin



Andaz Savannah



Hilton Garden Inn Washington DC

2

Primarily Branded Hotels 60% 10% 10% 6% 5% 4% 3% Independent 2% Marriott Westin Renaissance Autograph Collection Courtyard Residence Inn Hilton Garden Inn Hampton Inn Andaz Hyatt Regency Hyatt Centric Note: As a percentage of rooms as of 2/28/2017. Totals may not equal 100% due to rounding. 3

Strong Financial Profile 1. Share price as of 2/24/2017. 2. Adjusted EBITDA as defined in the Company’s line of credit documents; net debt as of 12/31/2016. 3. As of 12/31/2016. 4. Schedule as of 3/1/2017. Assumes all potential extension options are exercised. Enterprise Value1 $2.8 billion Net Debt / 2016 Adjusted EBITDA2 3.3x Dividend Yield1 6.0% Balance Sheet Overview3 $300M Term Loans $784M Property- Level Debt $400M LOC Availability Debt Maturity Profile4 Unencumbered Portfolio: 24 Hotels > 55% of EBITDA and Rooms Fixed/Hedged Floating LOC Capacity $95 $175 $266 $183 $73 $55 $105 $132 $400 $0 $100 $200 $300 $400 $500 $600 $700 4

2016 Highlights Andaz Napa– Napa, CA

2016 Highlights 1. TTM as of month prior to disposition 2. Adjusted EBITDA as defined in the Company’s line of credit documents; net debt as of 12/31/2016 Differentiated Asset Management Platform • Hotel EBITDA margin up 6 basis points despite 0.3% RevPAR decline with 73.2% flow-through • Xenia’s proprietary Property Optimization Process (POP) completed at nine hotels in 2016 Continued Focus on Quality • Acquired a high-quality, luxury asset in Boston with strong-growth opportunities • Culled assets from lower end of the portfolio (average <$15k TTM1 EBITDA/key and average RevPAR >25% discount to remainder of portfolio). Exited weakest properties in 3 markets with multi property exposure • ~80% of assets are luxury or upscale. ADR of ~$201 across portfolio Strong, Flexible Balance Sheet and Attractive Share Repurchases • 3.3x net debt / 2016 Adjusted EBITDA2 • 24 properties unencumbered by debt (>55% of EBITDA) • Full capacity available on $400 million Line of Credit and $216 million of cash on balance sheet • Repurchased $75 million of common stock at an 8.8x weighted average EBITDA multiple 6

2016 Operating Results 1. Same-property definition can be found in fourth quarter earnings release dated 2/28/2017 Same- Property Portfolio1 Excluding Houston Occupancy Change (103) bps (3) bps ADR Change 1.1% 2.0% RevPAR Change (0.3) % 1.9% Hotel EBITDA Margin Growth 6 bps 40 bps Company Results Adjusted EBITDA ($ millions) $287.3 Adjusted FFO per diluted share $2.20 Aston Waikiki Beach Hotel RiverPlace Hotel 7

Continued Focus on Cost Controls and Margin Retention • Despite declines of 0.3% in RevPAR and 1.6% in Total Revenues in 2016, and challenges with the Company’s Houston-area hotels, Xenia was able to maintain Hotel EBITDA margin with a 6 basis point increase year over year • These results were achieved largely through efficiencies in departmental operations and expense controls via Xenia’s differentiated Asset Management platform. 2016 Hotel EBITDA Margin Change Andaz Napa +462 bps Marriott San Francisco Airport Waterfront +385 bps Marriott Dallas City Center +308 bps Hampton Inn & Suites Baltimore Inner Harbor +266 bps Hyatt Regency Santa Clara +136 bps Hotel Monaco Denver +107 bps Hilton Garden Inn Washington DC Downtown +107 bps Andaz Napa Marriott Dallas City Center Hotel Monaco Denver Hampton Inn & Suites Baltimore Inner Harbor 8

2016 Property Optimization Process Initiatives Scheduling to demand and appropriate productivity levels in multiple departments All Departments F&B Rooms Other Xenia’s proprietary Property Optimization Process (POP) was completed at nine hotels in 2016 Restaurant operating hours adjustments Menu/banquet pricing enhancements Service charge increases in banquets and room service Energy Energy usage reduction and LED lighting implementation Improved sustainability efforts such as guest opt-out options on linens and towel change Implementation or increase of ancillary fees such as rollaway beds and early departures Enhanced guest retail efforts through product mix INITIATIVES 9

2016 Transaction Activity Acquisitions: $136 million • Acquired the 245-room Hotel Commonwealth, a luxury independent, lifestyle hotel located in Boston, Massachusetts • Hotel performance expected to outperform in 2017 due to continued post-expansion ramp and favorable market demand characteristics Dispositions: $290 million (9 Hotels, 1,887 rooms) • Exited several non-core, low-growth markets including Gainesville and St. Louis • Reduced exposure in several markets with challenging supply / demand characteristics including Houston, Denver and Chicago • Hotels on average generated EBITDA1 / key over 40% below the remaining portfolio • Average RevPAR1 of ~$110, over 25% below the remaining portfolio aa Hotel Commonwealth Strong transaction pace in 2016 led to further improvement of the portfolio 1. TTM as of month prior to disposition 10

Recent Capital Markets Activity • Xenia used ~$300 million in proceeds to fortify balance sheet and maintain a “best in class” leverage profile ~$280 million of Swaps Reduced interest rate risk by swapping LIBOR on five loans New Loans, Refinancings, and Modifications ~$50 million of incremental proceeds ~$275 million of Loan Payoffs Addressed all debt maturities through April 2018 Grand Bohemian Hotel Charleston Hotel Palomar Philadelphia Andaz San Diego • Lowered interest rate, lengthened duration, and reduced exposure to variable rate debt 11

2017 Outlook Bohemian Hotel Savannah Riverfront – Savannah, GA

2017 Guidance As of 2/28/2017, not being updated or reconfirmed Additional Details: Low High RevPAR Change (includes current 42 hotels) (2.0)% 0.0% Adjusted EBITDA $241 million $255 million Adjusted FFO $195 million $209 million Adjusted FFO per Diluted Share $1.82 $1.95 Capital Expenditures $85 million $95 million • Average RevPAR declines of 8% to 12% at the Company's Houston-area hotels, due to the impact of continued weakness in corporate demand, the addition of new supply, and disruption due to renovations at the Westin Galleria and Westin Oaks. The Company's Houston-area hotels are expected to negatively impact portfolio RevPAR change by approximately 100 basis points. • Disruption due to renovations is expected to negatively impact portfolio RevPAR change by approximately 50 basis points. • In 2016, the nine hotels that were sold during the year contributed approximately $17 million to Adjusted EBITDA. • General and administrative expense of $22 million to $24 million, excluding non-cash share-based compensation. • Interest expense of $41 million to $43 million, excluding non-cash loan related costs. The expected reduction in interest expense relative to 2016 is a result of changes in debt outstanding, offset by changes in the mix of fixed and variable rate debt, and an expected change in the LIBOR curve. • Income tax expense of $5 million to $6 million. 13

Near Term 2017 Market Outlook

Top 10 Markets By EBITDA[1]

Market	% of 2016 EBITDA[1]	2017 Comparative Outlook	Additional Commentary
Houston, TX	10%	🔴	Continued weakness in demand related to energy sector Significant new supply to be absorbed
San Francisco, CA	7%	🔴	Soft downtown market due to Moscone renovation Airport location expected to outperform downtown
Dallas, TX	7%	🟡	Weak citywide convention demand New supply downtown in the market
Oahu Island, HI	6%	🟡	Expected low but stable growth
Boston, MA	6%	🟢	Increased citywide convention demand Continued ramp-up post expansion at Hotel Commonwealth
Santa Clara, CA	6%	🟢	Tough Q1 comparison due to Super Bowl in 2016
Denver, CO	5%	🔴	Weak citywide convention demand New supply downtown
Napa Valley, CA	5%	🟢	Post-renovation ramp at Marriott
Atlanta, GA	5%	🟢	Group pace up >20% Continued development of new Braves complex
Washington, D.C.	4%	🟢	Inauguration/administration change Group pace up >65% with citywide demand up Demand growth expected to surpass supply growth

1. Represents percentage of 2016 Year-End Portfolio Hotel EBITDA

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Key Investment Highlights Broad portfolio mix Focus on quality Differentiated portfolio management Strong financial profile Canary Santa BarbaraHyatt Regency Santa Clara Residence Inn Boston Cambridge 15

Broad Portfolio Mix Andaz San Diego – San Diego, CA

Geographic Diversity + Variety of Hotels = Superior Positioning Flexibility to choose the best type of asset in each market Premium Full Service ~ 55% of Rooms Lifestyle ~ 25% of Rooms Urban Upscale ~ 20% of Rooms • Traditional luxury and upper upscale assets featuring restaurants, meeting space and a range of other amenities • Prime locations with corporate, group, and leisure demand generators • Unique luxury and upper upscale assets with smaller footprints and more modern, boutique style • Emphasis on local influence and unmatched experience • One-of-a-kind restaurant and bar experiences • Premium branded select service assets • In proximity to multiple demand generators in urban locations • Select service model allows for efficient cost structure and higher profit margin 17

Portfolio Mix Provides Various Revenue and Demand Sources 1. 10-K Annual Report 2016 2. Room nights, STR as of December 2016 Business Mix2 Transient 70% Group 30% Revenue Mix1 Rooms 69% Other 5% Food and Beverage 26% 18

Leisure as a Driver of Demand Key leisure destination hotels have multiple sources of demand resulting in 7-day-a-week business. In 2016, our key leisure destination hotels achieved • 82.4% Occupancy • $234.09 ADR • $192.93 RevPAR In addition, several hotels in our portfolio located outside of key leisure destinations drive significant leisure business based on their location in the market. • Santa Clara • Boston • Orlando • Houston Marriott Napa Valley Hotel & Spa Canary Santa Barbara Aston Waikiki Beach Hotel Hyatt Centric Key West Resort & Spa Bohemian Hotel Celebration Andaz Savannah 19

Focus on Quality Hotel Commonwealth – Boston, MA

Focus on Quality Drives Portfolio Transformation 1. InvenTrust acquired two hotel portfolios in 2007, which were placed under Xenia’s asset management platform. 2. Includes Grand Bohemian Hotel Charleston and Grand Bohemian Hotel Mountain Brook. Since inception in 2007, transformed portfolio and significantly improved quality through strategic transactions. Only three hotels in current portfolio were owned in 2007 Over $5.5 billion of transaction activity since 2007 $79 $152 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2007 2016 Portfolio RevPAR Acquisitions Dispositions Prior Platform1 80 Hotels 0 Hotels 2007-2009 25 Hotels 0 Hotels 2010 5 Hotels 7 Hotels 2011 3 Hotels 7 Hotels 2012 7 Hotels 15 Hotels 2013 14 Hotels 5 Hotels 2014 1 Hotel 55 Hotels 2015 5 Hotels2 1 Hotel 2016 1 Hotel 9 Hotels 21

Capital Investment Drives Internal Growth Hotel Project 2015 Completions Marriott San Francisco Airport Waterfront Guestroom and bathroom renovation and addition of three guest rooms Hyatt Regency Santa Clara Guestroom renovation and addition of two guest rooms Andaz Napa Guestroom, public areas and façade 2016 Completions Hyatt Centric Key West Resort Renovated bar, relocated new spa, guestroom renovation and addition of two guest rooms Marriott Napa Valley Hotel & Spa Guestroom and bathroom renovation, pool, outdoor function space, and meeting rooms Hyatt Regency Santa Clara Hyatt Centric Key West Resort Marriott Napa Valley • Xenia continually reviews opportunities to invest and recycle capital to maintain quality, as well as increase long-term value and generate attractive returns. Marriott San Francisco Airport Waterfront Note: Select projects 22

Capital Investment Drives Internal Growth (Cont.)

Hotel	Project
2017 & 2018 Planned Projects	
Andaz San Diego	Guestroom renovation
Andaz Savannah	Guestroom renovations
Hilton Garden Inn Washington DC Downtown	Guestroom renovation
Hotel Monaco Chicago	Guestroom renovation and restaurant repositioning
Hotel Monaco Denver	Guestroom renovation
Hyatt Regency Santa Clara	Lobby and meeting space renovation
Lorien Hotel and Spa	Guestroom renovation
Marriott Chicago at Medical District/UIC	Guestroom renovation
Marriott Dallas City Center	Guestroom renovation
Marriott San Francisco Airport Waterfront	Meeting space and lobby renovation
Marriott Woodlands Waterway Hotel	Guestroom renovation
Residence Inn Denver Downtown	Guestroom renovation
Westin Galleria Houston	Guestroom renovation
Westin Oaks Houston	Guestroom renovation



Hotel Monaco Chicago



Marriott Dallas City Center



Marriott Woodlands Waterway Hotel



Residence Inn Denver Downtown

Note: Select projects

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Portfolio Weighted Towards Premium Hotels Note: As a percentage of rooms. Totals may not equal 100% due to rounding 1. As defined by STR; Hotel Commonwealth included in Luxury (classified as Independent by STR) Nearly 80% of rooms are Luxury or Upper Upscale1 Luxury 14% Upper Upscale 65% Upscale 20% Upper Midscale 1% Hotel Commonwealth Andaz San Diego 24

Key Considerations for Portfolio Changes Acquisitions Dispositions Size Greater than $50 million Varies Quality Upper upscale or luxury Varies- More heavily weighted towards upscale/midscale Location Top lodging market or key leisure destination Desirable location within the market Diversified demand generators Secondary / tertiary market Sub-optimal location within the market Limited demand generators Condition Appropriate required capital reinvestment (short and long-term) Significant near-term capex requirements with inadequate returns on investment (e.g. PIP, competitive positioning capex, etc.) Functional obsolescence Barriers to Entry / Supply CBD or dense in-fill market At or below replacement cost Limited supply risk (both in process and availability of land) Low barriers to entry Significant supply concerns 25

Differentiated Portfolio Management Andaz Napa – Napa, CA

Differentiated Approach Drives Value Creation Broad Footprint with Variety of Asset Types Branded Hotels Manager Diversification Portfolio Management Platform Harvests Value Multiple Demand and Revenue Sources 27

Asset Management Platform Drives Performance Note: For those hotels operated by Marriott, our historical annual operating results represented here from 2011 to 2013 include a 52-53 week fiscal calendar used by Marriott at that time. Otherwise presented for the calendar year. USALI 11 adjustments for 2014 when available and as reported by hotel operator. 1. Excludes hotels subsequently sold and the Andaz Napa due to earthquake disruption in the first year after acquisition 32% 33% 34% 35% 36% 37% 38% 39% 40% $0 $100 $200 $300 $400 $500 $600 $700 Year Prior to Acquisition Acquisition Year Acquisition Year +1 Acquisition Year +2 $ M ill io ns Room Rev Other Rev GOP Margin Properties Acquired Between 2010-20141 28

Property Optimization Process Adds Incremental Value

XENIA HOTELS & RESORTS

The Property Optimization Process ("POP") includes an intensive site visit by industry veteran team members, followed by a period of analysis, research, and implementation

$4.1 million in *implemented* total net enhancements and reductions from 2014 – 2016 POP reviews.



Misc.
13%
5%
Rooms
40%
Engineering
11%
12%
F&B
19%
Revenues
Expenses

- The XHR "POP" has been completed at ~45% of our hotels accounting for nearly 60% of the room inventory.
- Implementation by property and corporate management teams
- Extend to remainder of hotels in the portfolio over the next few years

29

Case Study: Marriott San Francisco Airport Waterfront Improvement Opportunity • Need for capital investment with last renovations completed in 2006 through 2008. • Through strategic relationship with Marriott, launched the first “M Club Lounge” in the Marriott system. • Completed $18.4 million comprehensive guest room and bathroom renovation in 2015. • “POP” analysis and other strategic improvements initiated and implemented post-renovation. • $4.4 million meeting space and public area renovations to be completed in 2017. Acquisition March 2012 $108 million - $157,664 per key Total Current Investment: $132.8 million 30

Case Study: Marriott San Francisco Airport Waterfront (continued) 1. YE 2016 compared to T12 at acquisition. For hotels operated by Marriott, historical annual operating results represented here, 2013 and prior, include a 52-53 week fiscal calendar used by Marriott at that time. Asset Performance1 RevPAR  $82.90 or 73.3% Total Revenue  $24.4 million or 56.3% GOP  $17.0 million or 127.8% EBITDA Margin  1,040 bps Market Share  8.9 index points $9,335 EBITDA • Optimized market mix with increased focus on negotiated corporate and high quality group business • Incremental revenue and savings implemented based on “Property Optimization Process” findings o Improved efficiencies in housekeeping and engineering operations o Implemented amenity fees o Optimized F&B items and offerings $21,642 31

Strong Financial Profile Hilton Garden Inn Washington D.C.

Conservative Leverage Profile Sources: SNL Financial 1. 2016 Adjusted EBITDA as reported; net debt as of 12/31/2016 2. Adjusted EBITDA definition varies from Line of Credit definition. Per Line of Credit definition Net Debt/Adjusted EBITDA is 3.3x Net Senior Capital / 2016 Adjusted EBITDA1 7.3x 7.0x 4.8x 4.7x 3.5x 3.1x 3.1x 2.8x 2.3x HT FCH PEB CHSP LHO XHR RLJ DRH SHO Net Debt Preferred Equity 2 33

Unencumbered Assets Enhance Flexibility Property Keys Property Keys Marriott San Francisco Airport Waterfront 688 Residence Inn Baltimore Inner Harbor 188 Aston Waikiki Beach Hotel 645 Courtyard Pittsburgh Downtown 182 Renaissance Atlanta Waverly Hotel & Convention Center 522 Andaz San Diego 159 Renaissance Austin Hotel 492 Courtyard Kansas City Country Club Plaza 123 Marriott Griffin Gate Resort & Spa 409 Courtyard Birmingham Downtown at UAB 122 Marriott Woodlands Waterway Hotel & Convention Center 343 Hyatt Centric Key West Resort & Spa 120 Hilton Garden Inn Washington DC Downtown 300 Hampton Inn & Suites Baltimore Inner Harbor 116 Marriott Napa Valley Hotel & Spa 275 Bohemian Hotel Celebration 115 Hotel Commonwealth 245 Marriott Chicago at Medical District/UIC 113 Hotel Monaco Salt Lake City 225 Lorien Hotel & Spa 107 Marriott West Des Moines 219 Canary Santa Barbara 97 Courtyard Fort Worth Downtown/Blackstone 203 RiverPlace Hotel 84 Unencumbered assets represent: >55% of rooms 24 hotels >55% of Hotel EBITDA ~$27,000 Hotel EBITDA / Key 6,092 rooms ~$155.00 RevPAR 34

Debt Maturity Profile, inclusive of extensions Note: Schedule as of March 1, 2017. Assumes all potential extension options are exercised 1. Includes seven floating rate loans for which LIBOR has been fixed over the life of the loans 2. Unsecured Line of Credit of $400 million shown at fully extended maturity No maturities through April 2018; manageable maturities in 2018 and 2019 Fixed 1 Floating Line of Credit Capacity 2 WA Fixed Rate Maturing Debt N/A N/A N/A 3.13% 2.79% 3.77% 4.14% N/A 4.48% 4.53% WA Floating Rate Maturing Debt N/A 3.04% 2.66% 3.01% 3.09% N/A N/A N/A N/A N/A # Loans Maturing 0 2 1 8 3 3 1 0 1 1 $95 $175 $266 $60 $63 $60 $73 $55 $105 $132 $400 $0 $100 $200 $300 $400 $500 $600 $700 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 35

Dividends, Share Repurchases, and TSR Highlights 1. Share price as of 2/24/2017 2. Calculated using 2016 Adjusted FFO less 5% FF&E reserve on full year 2016 revenues 3. Peers include APLE, CHSP, DRH, FCH, HT, LHO, PEB, RLJ, SHO Dividend Yield1 6.0% Payout Ratio2 61.6% Strong Dividend Dividend / Share $1.10 2016 Coverage 1.62x Executing against share repurchase authorization Approximately $75 million purchased in 2016 8.8x weighted average EBITDA multiple Over $100 million remaining authorization 2016 Total Shareholder Return XHR 35.5% Comparable Lodging REITs3 16.6% MSCI US REIT Index 8.6% 36

What You Can Continue to Expect from Us Opportunistic investing Transaction-oriented mindset with focus on quality Aggressive asset management initiatives Healthy balance sheet throughout the cycle Leveraging relationships with brands and managers 37

Non-GAAP Financial Measures We consider the following non-GAAP financial measures useful to investors as key supplemental measures of our operating performance: Gross Operating Profit (GOP), GOP margin, EBITDA, Adjusted EBITDA, FFO and Adjusted FFO. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP. Please refer to the Company's filings with the SEC and its earnings releases, which are available in the investor relations section of the Company’s website at www.xeniareit.com, for disclosure of the Company's net income, for reconciliations of GOP and GOP Margin, EBITDA and EBITDA Margin, FFO and Adjusted FFO, Adjusted FFO per diluted share, to net income and for additional detail on the Company's use of non- GAAP measures. Gross Operating Profit (GOP) and GOP Margin We calculate hotel GOP in accordance with the Uniform System Accounts for the Lodging Industry (USALI) Eleventh Revised Edition, which defines GOP as net income or loss (calculated in accordance with GAAP) after adding back base and incentive management fees, non-operating income and expenses, replacement reserve and excluding franchise fees. We believe GOP provides another financial measure in evaluating and facilitating comparison of operating performance between periods of our underlying hotel property entities. EBITDA and Adjusted EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to an investor regarding results of operations, in evaluating and facilitating comparisons of operating performance between periods and between REITs by removing the impact of capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and along with FFO and Adjusted FFO, it is used by management in the annual budget process for compensation programs. The Company further adjusts EBITDA for certain additional items such as hotel property acquisitions and pursuit costs, amortization of share-based compensation, equity investment adjustments, the cumulative effect of changes in accounting principles, impairment of real estate assets, operating results from properties sold and other costs it believes do not represent recurring operations and are not indicative of the performance of its underlying hotel property entities. The Company believes Adjusted EBITDA provides investors with another financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with USALI, which defines hotel EBITDA as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with the current edition of USALI, which is defined as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. FFO and Adjusted FFO We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairments, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and joint ventures, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We believe that the presentation of FFO provides useful supplemental information to investors regarding our operating performance by excluding the effect of real estate depreciation and amortization, gains (losses) from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. We believe that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. Our calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing us to non-REITs. We further adjust FFO for certain additional items that are not in NAREIT’s definition of FFO such as hotel property acquisition and pursuit costs, amortization of debt origination costs and share-based compensation, operating results from properties that are sold and other expenses we believe do not represent recurring operations. We believe that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance. FFO, Adjusted FFO, EBITDA and Adjusted EBITDA do not represent cash generated from operating activities under GAAP and should not be considered as alternatives to net income or loss, operating profit, cash flows from operations or any other operating performance measure prescribed by GAAP. Although we present and use FFO, Adjusted FFO, EBITDA and Adjusted EBITDA because we believe they are useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs that report similar measures, the use of these non-GAAP measures has certain limitations as analytical tools. These non-GAAP financial measures are not measures of liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to fund capital expenditures, contractual commitments, working capital, service debt or make cash distributions. These measures do not reflect cash expenditures for long-term assets and other items that we have incurred and will incur. These non-GAAP financial measures may include funds that may not be available for management’s discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, and other commitments and uncertainties. These non-GAAP financial measures as presented may not be comparable to non-GAAP financial measures as calculated by other real estate companies. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. For a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA for historical periods presented and our calculation of Hotel EBITDA, please refer to our website www.xeniareit.com Adjusted FFO per diluted share The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO for the respective period by the diluted weighted average number of common stock shares for the corresponding period. The Company’s diluted weighted average number of common shares outstanding is calculated by taking the weighted average of the common stock outstanding for the respective period plus the effect of any dilutive securities. Any anti- dilutive securities are excluded from the diluted earnings per-share calculation. 38